       10.11.001

                                ADDENDUM NO.7

                                      to

                        REINSURANCE AGREEMENT INVEOOO1

                                   between

                      INVESTORS INSURANCE CORPORATION OF
                                   DELAWARE

                 with Administrative Offices in Jacksonville,
                                   Florida

                                     and

                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY

                               of Dallas, Texas





Effective March 27, 1995, Schedule II of the Agreement shall be replaced by the attached Schedule II, which is amended to include the assumption of policies issued by Investors Insurance Corporation to Kansas residents and/or policyowners.


IN WITNESS WHEREOF, the parties have executed this Addendum in duplicate on the dates and places set forth below:


INVESTORS INSURANCE CORPORATION                  REPUBLIC-VANGUARD LIFE
                                                 INSURANCE COMPANY
Jacksonville, Florida                            Dallas Texas

April 13, 1995                                   April 10, 1995
- --------------------------                       ------------------------
Date                                             Date


/s/ Susan F. Powell                              /s/ John Brill
- --------------------------                       ------------------------
By                                               By

Executive Vice President                         Vice President
- --------------------------                       ------------------------
Title                                            Title

/s/ M. Rae Walker                                /s/ Andrew Jarmil
- --------------------------                       ------------------------
Witness                                          Witness





       10.11.002
                                 SCHEDULE II



A.      COINSURANCE PERCENTAGES

Calendar Period of Issue       Jurisdiction           Quota Share Reinsured
- ---------------------------    ----------------       --------------------
1991 and later                  Missouri                      80%

October 1, 1991 and later       Other, except Kansas          80%

October 1, 1994 and later       All States, except Kansas     90%




B.      ASSUMPTION OF DIRECT POLICIES
                                                       Assumption by
Calendar Period of Issue        Jurisdiction           Republic-Vanguard Life
- ------------------------        ----------------       ----------------------

1990 - 1994: 13 Policies        Kansas                       100%
                                                     Effective March 27, 1995
- - see attached listing of policies
 and Certificates of Assumption
































       10.11.003

                            KANSAS OWNER RESIDENTS
POLICY  YEAR    POLICY  OWNER   OWNER   TOT. PRE.       ACT     AGT
STATUS  ISS'D   NUMBER  WAKE    CITY    RECEIVED        NO.     NAME
I       90    2000167 GERARDY HANOVER    $15,000.00   211-0042 J. MCGOVERN
I       90    2000247 MEADOWS WICHITA      7,794.05   211-0321 R. MEADOWS
I       91    2002369 TROWER  NEWTON      46,000.00   211-0961 T. FULTON
I       91    2003076 SEJKOM  SUMMERWIEL  85,199.73   211-0051 S. GOHDE
I       92    2004376 IRWIN   OWECO      100,000.00   411-0460 E. HARGRAVES
I       92    2004481 PUCKETT PARSONS     40,000.00   411-0620 P. WYER
I       92    2004622 MCHENRY COFFEYVILLE 30,000.00   411-4243 R. KOESTER
I       92    2005236 MCCARTY INDRPENDENCE11,431.48   211-4243 R. KOESTER
I       92    3001766 MCCARTY IUDEPENDEUCE70,115.60   211-4243
I       92    2005755 TILTON  SHARON SPRGS 5,000.00   412-0026 K. NIECE
I       92    3002225 MCVEIGH WICHITA CITY29,092.08   415-0028 S.  RAASCH
I       93    2006209 NOBLE   KIOWA       25,000.00   211-0470 A.  KOENEMAN
I       94    6001001 GROB    OVERLAND PRK12,000.00   211-0230 L.  KOESTER


TOTAL IN FORCE:        13
TOTAL SURRENDERS (S).   1
TOTAL DEATHS (K):       1
GRAND TOTAL            15


TOTAL PRODUCTION:       $566,633.94

































       10.11.004

                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                         2727 Turtle Creek Boulevard
                             Dallas, Texas 75219

                          CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 6001001
        Insured:        JEAN GROB

Effective Date:  March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida. is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms of the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.


                                          REPUBLIC-VANGUARD LIFE INSURANCE
                                          COMPANY

                                          By:/s/










       10.11.005
                REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                     2727 Turtle Creek Boulevard
                           Dallas, Texas 75219

                         CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2004481
Insured: CHARLES E. AND LILLIE M. PUCKETT TRUST


Effective Date:  March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms of the assumption agreement.

Any claims or policyholder services arising after he effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office or the Company in Dallas, Texas as of March 27, 1995.


                                        REPUBLIC-VANGUARD LIFE INSURANCE
                                        COMPANY

                                        By:/s/










       10.11.006
                  REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                        2727 Turtle Creek Boulevard
                           Dallas, Texas 75219

                         CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2002369
Insured: PEARL TROWER

Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms or the assumption agreement.

Any claims of policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas Texas as of March 27, 1995.

                                            REPUBLIC-VANGUARD LIFE INSURANCE
                                            COMPANY

                                            By:/s/_______________________












       10.11.007
                    REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                         2727 Turtle Creek Boulevard
                             Dallas, Texas 75219

                          CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2000167
Insured:        CATHERINE M. GERARDY

Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event Investors Insurance Corporation remains liable to you notwithstanding the terms of the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY,c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.



                                           REPUBLIC-VANGUARD LIFE INSURANCE
                                           COMPANY

                                           By:/s/










       10.11.008
                     REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                           2727 Turtle Creek Boulevard
                             Dallas, Texas 75219

                            CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2005755
Insured:        R. VIRGINIA TILTON

Effective Date:  March 27, 1995

This is to Certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas on the same terms and under the same conditions as if such policy/certificate had been continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges hereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms of the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.



                                           REPUBLIC-VANGUARD LIFE INSURANCE
                                           COMPANY


                                           By:/s/









       10.11.009
                    REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                          2727 Turtle Creek Boulevard
                            Dallas, Texas 75219

                          CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2005236
Insured: MARY MCCARTY


Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms or the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.

                                             REPUBLIC-VANGUARD LIFE INSURANCE
                                             COMPANY


                                             By:/s/










       10.11.010
                    REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                         2727 Turtle Creek Boulevard
                            Dallas, Texas 75219

                          CERTIFICATE OF ASSUMPTION


To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 3001766
Insured:   MARY McCARTY


Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms or the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office or ale Company in Dallas, Texas as of March 27, 1995.


                                             REPUBLIC-VANGUARD LIFE INSURANCE
                                             COMPANY

                                             By:/s/









       10.11.011
                     REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                           2727 Turtle Creek Boulevard
                              Dallas, Texas 75219

                             CERTIFICATE OF ASSUMPTION

To be attached to and made a part or the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2004622
Insured: LNEAVIE MCHENRY


Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms of the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.


                                            REPUBLIC VANGUARD LIFE INSURANCE
                                            COMPANY

                                            By:/s/










       10.11.012
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                          2727 Turtle Creek Boulevard
                             Dallas, Texas 75219

                         CERTIFICATE OF ASSUMPTION


To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.: 2004376
Insured: THE L. DALE AND OPAL B. IRWIN TRUST

Effective Date: March 27, 1995


This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you not withstanding the terms of the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of die Company in Dallas, Texas as of March 27, 1995.


                                             REPUBLIC-VANGUARD LIFE INSURANCE
                                             COMPANY

                                             By:/s/









       10.11.013
                    REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                         2727 Turtle Creek Boulevard
                           Dallas, Texas 75219

                           CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/certificate No.: 2003076
        Insured:        LESTER SEJORKA

EffectiveDate:  March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms or the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.


                                             REPUBLIC-VANGUARD LIFE INSURANCE
                                             COMPANY

                                             By:/s/











       10.11.014
                 REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                         2727 Turtle Creek Boulevard
                           Dallas, Texas 75219

                         CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.:  2000247
Insured: DALLAS L. MEADOWS


Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms or the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.


                                             REPUBLIC-VANGUARD LIFE INSURANCE
                                             COMPANY

                                             By:/s/










       10.11.015
                     REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                         2727 Turtle Creek Boulevard
                             Dallas, Texas 75219

                           CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.:  3002225
Insured: RICK MCVEIGH


Effective Date: March 27, 1995

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms or the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.



                                             REPUBLIC-VANGUARD LIFE INSURANCE
                                             COMPANY

                                             By:/s/









       10.11.016
                   REPUBLIC-VANGUARD LIFE INSURANCE COMPANY
                       2727 Turtle Creek Boulevard
                          Dallas, Texas 75219

                        CERTIFICATE OF ASSUMPTION

To be attached to and made a part of the following policy/certificate assumed by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, 2727 Turtle Creek Boulevard, Dallas, Texas 75219.

Policy/Certificate No.:  2006209
Insured: GILBERT G. NOBLE

Effective Date: March 27, 1995.

This is to certify that the above designated policy/certificate heretofore issued by Investors Insurance Corporation, a Delaware Corporation with administrative offices in Jacksonville, Florida, is hereby assumed by Republic-Vanguard Life Insurance Company, Dallas, Texas, on the same terms and under the same conditions as if such policy/certificate had continued in force in the original issuing corporation, and REPUBLIC-VANGUARD LIFE INSURANCE COMPANY shall carry out the terms of such policy/certificate and be entitled to all rights and privileges thereof as existed prior to such assumption by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Any policy statements or notices as may be required by law or contract will be handled by REPUBLIC-VANGUARD LIFE INSURANCE COMPANY.

Please be advised that you retain all rights with respect to your policy against Investors Insurance Corporation in the event Republic-Vanguard Life Insurance Company is unable to fulfill its obligations. In such event, Investors Insurance Corporation remains liable to you notwithstanding the terms of the assumption agreement.

Any claims or policyholder services arising after the effective date hereof from coverage afforded by said policy/certificate should be sent to REPUBLIC-VANGUARD LIFE INSURANCE COMPANY, c/o Policyholder Services, 3030 Hartley Road, Jacksonville, Florida 32257 or call (800) 749-6992.

IN WITNESS WHEREOF, REPUBLIC-VANGUARD LIFE INSURANCE COMPANY has caused this instrument to be signed by its President and Secretary at the office of the Company in Dallas, Texas as of March 27, 1995.



                                             REPUBLIC VANGUARD LIFE INSURANCE
                                             COMPANY


                                             By:/s/